Property And Equipment, Net	12 Months Ended
Sep. 30, 2023
Property And Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 6. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of September 30,
	2022	2023
	HK$	HK$
Building	565,000	565,000
Leasehold improvements	320,000	320,000
Motor vehicles	1,463,000	1,480,700
Furniture, fixtures and equipment	100,747	100,747
Equipment for leasing	14,491,150	13,156,650
Less: accumulated depreciation	(6,216,280)	(7,217,534)
Property and equipment, net	10,723,617	8,405,563

Depreciation expenses were HK$2,775,397, HK$2,253,593, and HK$1,943,260 for the years ended September 30, 2021, 2022, and 2023, respectively.

No impairment loss was made for property and equipment for the years ended September 30, 2021, 2022, and 2023.

During the years ended September 30, 2021 and 2022, certain customers who leased the equipment under operating lease arrangements decided to terminate the leasing arrangements with the Group. This was mainly triggered by the launch of the Pilot Subsidy Scheme for Third-party Logistics Service Providers on October 12, 2020 with a granting budget of HK$300 million, which subsidizes the procurement of screening equipment including X-ray machines and explosive trace detection equipment adopted under the regulated air cargo screening facilities scheme to encourage the adoption of technology by the logistics sector for enhancing efficiency and productivity. Accordingly, the Group believes that this is a one-time event. No such event occurred during the year ended September 30, 2023.

Such activities resulted in the disposal of equipment for leasing, which was classified as in the security-related engineering services, as follows:

	For the Years Ended September 30,
	2021	2022
	HK$	HK$
Cost	16,417,750	2,888,150
Accumulated depreciation	(2,590,273)	(1,024,258)
Carrying amount of the equipment for leasing disposed	13,827,477	1,863,892

Proceeds from disposal	17,760,116	—

Gain (loss) on disposal	3,932,639	(1,863,892)